UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	95120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

AMERICAN ENERGY FIELDS, INC.

TABLE OF CONTENTS

		Page
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3
Item 3.02	Unregistered Sale of Equity Securities	3
Item 9.01	Financial Statements and Exhibits	3

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2010, American Energy Fields, Inc. (the “Company”) accepted subscriptions for and issued secured convertible promissory notes (the “Bridge Notes”) in the aggregate principal amount of $50,000.  The Bridge Notes mature on the sixth month anniversary of the date of issuance (the “Maturity Date”) and accrue interest at an annual rate of ten percent (10%).  The Bridge Notes are payable in full on the Maturity Date unless previously converted into shares of the Company’s common stock at an initial conversion price of $1.00 per share, as may be adjusted.  Additionally, the holders of the Bridge Notes shall have the right to convert the principal and any interest due under the Bridge Notes, on a dollar-for-dollar basis, into the shares of the Company issued and sold to investors in a Qualified Financing (as that term is defined in the Bridge Notes), at a conversion price equal to that purchase price per share of the Qualified Financing securities paid by the investors in such financing.

On December 3, 2010, the Company accepted subscriptions for and issued Bridge Notes in the aggregate principal amount of $50,000 on the same terms as described above.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the issuance of the Bridge Notes, the Company issued 25,000 shares of its common stock to each recipient of $50,000 Bridge Notes.
On December 3, 2010, the Company sold an aggregate of $100,000 worth of units (the “Units”) consisting of one share of the Company’s common stock and one five year warrant to purchase one additional share of common stock at an exercise price of $0.50 per share for a per Unit price of $0.50.  An aggregate of $50,000 of the Units were sold to Joshua Bleak, the Company’s President.

The above described sales did not involve any underwriters, underwriting discounts or commissions, or any public offering and we believe was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Form of Bridge Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 21, 2010

AMERICAN ENERGY FIELDS, INC.

By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: President

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Bridge Note